SECURITIES AND EXCHANGE COMMISSION


                                  Washington, D.C. 20549


                                         Form 8-K

                                      CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of
                            the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):                   May 23, 1994


                          Maytag Corporation
- - ---------------------------------------------------------------------------
                  (Exact name of registrant as specified in its charter)


     Delaware                         1-655                    42-0401785
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(State or other                      (Commission            (IRS Employer
jurisdiction of                      File Number)           Identification No.)
incorporation)


403 West 4th Street North, Newton, Iowa                              50208
- - ---------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number,
including area code:  (515) 792-8000


                                            N/A
              (Former name or former address, if changed since last report.)




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Item 5.  Other Events


     The Company announced today that it intends to divest its Hoover operations in Australia and New Zealand, preferably by way of an initial public stock offering in Australia of its combined Australian subsidiaries. The anticipated divestiture would not have a significant impact on the Company's earnings, and it would not affect the number of the Company's shares outstanding.

     A copy of the Company's press release issued May 23, 1994 is attached as
Exhibit 99(a) and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

     The exhibits accompanying this report are listed in the accompanying
Exhibit Index.











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

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            Maytag Corporation
                                                 (Registrant)

                                            By: s/s Mark A. Garth
                                                Mark A. Garth
                                                  Vice President &
                                                  Corporate Controller



May 23, 1994
    (Date)













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

                                       EXHIBIT INDEX

                         The following exhibit is filed herewith.


Exhibit No.                    Exhibit

    99(a)                   Press Release.















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